Investments (Details 14) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Changes in fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss)
Balance, beginning of period	$ (601)	$ (859)
Noncredit OTTI losses recognized	31	(212)
Transferred to retained earnings	0	16
Securities sold with a previous noncredit OTTI loss	125	137
Subsequent increases in estimated fair value	(279)	317
Balance, end of period	$ (724)	$ (601)